                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                                          META GROUP, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1) and 0-11.
           (1)    Title of each class of securities to which transaction
                                         applies:
                                      not applicable
                ----------------------------------------------------------
           (2)     Aggregate number of securities to which transaction
                                         applies:
                                      not applicable
                ----------------------------------------------------------
           (3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                      not applicable
                ----------------------------------------------------------
           (4)       Proposed maximum aggregate value of transaction:
                                      not applicable
                ----------------------------------------------------------
           (5)                       Total fee paid:
                                      not applicable
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)                   Amount Previously Paid:
                                      not applicable
                ----------------------------------------------------------
           (2)        Form, Schedule or Registration Statement No.:
                                      not applicable
                ----------------------------------------------------------
           (3)                        Filing Party:
                                      not applicable
                ----------------------------------------------------------
           (4)                         Date Filed:
                                      not applicable
                ----------------------------------------------------------

                                META GROUP, INC.
                                208 HARBOR DRIVE
                        STAMFORD, CONNECTICUT 06912-0061

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001
                            ------------------------

To the Stockholders of META Group, Inc.:

    The Annual Meeting of Stockholders of META Group, Inc., a Delaware corporation (the "Corporation"), will be held on Thursday, May 24, 2001 at 9:00 a.m., local time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, CT 06905, for the following purposes:

    (1) To elect three members to the Board of Directors as Class III directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal.

    (2) To approve the amendment and restatement of the Corporation's Amended and Restated 1995 Stock Plan and to (i) increase the number of shares of Common Stock issuable over the term of the Amended and Restated 1995 Stock Plan by 1,875,000 shares to 6,375,000 shares in the aggregate and
       (ii) set the exercise price per share of Non-Qualified Options at no less than the fair market value of the Common Stock on the date of the grant.

    (3) To approve the amendment and restatement of the Corporation's 1995 Non-Employee Director Stock Option Plan and to increase the number of shares of Common Stock issuable over the term of the 1995 Non-Employee Director Stock Option Plan by 125,000 shares to 350,000 shares in the aggregate.

    (4) To approve the amendment and restatement of the Corporation's Amended and Restated 1995 Employee Stock Purchase Plan and to increase the number of shares of Common Stock issuable over the term of the Amended and Restated 1995 Employee Stock Purchase Plan by 375,000 shares to 750,000 shares in the aggregate.

    (5) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Only stockholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors

John A. Piontkowski
SECRETARY

Stamford, Connecticut

April 20, 2001

                            YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                META GROUP, INC.
                                208 HARBOR DRIVE
                        STAMFORD, CONNECTICUT 06912-0061
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                           TO BE HELD ON MAY 24, 2001

                                 APRIL 20, 2001

    Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of META Group, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 24, 2001, at 9:00 a.m., local time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, CT 06905 or at any adjournments or postponements thereof (the "Annual Meeting"). An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 20, 2001.

    Only stockholders of record at the close of business on April 2, 2001 (the "Record Date") will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of that date, 11,041,093 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it (i) by filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to META Group, Inc., 208 Harbor Drive, Stamford, Connecticut, 06912-0061, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

    The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented by proxy for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    In the election of the three Class III Directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as the Class III Directors. On any other matter being submitted to stockholders, including the approval of the Corporation's Second Amended and Restated 1995 Stock Plan, Amended and Restated 1995 Non-Employee Director Stock Option Plan and the Second Amended and Restated 1995 Employee Stock Purchase Plan, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

    The persons named as attorneys-in-fact in the proxies, Dale Kutnick and John
A. Piontkowski, are a director and officer and an officer of the Corporation, respectively. All properly executed proxies returned in time to be counted at the meeting will be voted. ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDERS' INSTRUCTIONS, AND, IF NO CHOICE IS SPECIFIED, THE ENCLOSED PROXY CARD (OR ANY SIGNED AND DATED COPY THEREOF) WILL BE VOTED FOR THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

    The Board of Directors of the Corporation knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth as of the Record Date (unless otherwise indicated) certain information regarding the beneficial ownership of shares of the Corporation's Common Stock by (i) each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the Common Stock of the Corporation outstanding at the Record Date, (ii) each director or nominee,
(iii) each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) all executive officers, directors and nominees as a group.

                                                              AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF OWNERSHIP (1)    CLASS (2)
------------------------------------                          -----------------   ----------
Dale Kutnick (3)............................................      1,567,867          14.1%
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912

Neuberger Berman, Inc. (4)..................................      1,360,300          12.3%
  605 Third Avenue
  New York, NY 10158

T. Rowe Price Associates, Inc. (5)..........................      1,331,700          12.1%
  10 Glenville Street
  Greenwich, CT 06831

P.A.W. Capital Corp. (6)....................................        750,000           6.8%
  100 East Pratt Street
  Baltimore, MD 21202

Liberty Wanger Asset Management, L. P. (7)..................        560,000           5.1%
  227 West Monroe Street, Suite 3000
  Chicago, IL 60606

George McNamee (8)..........................................        172,000           1.6%
  c/o First Albany Corporation
  30 South Pearl Street
  Albany, NY 12207

                                                              AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF OWNERSHIP (1)    CLASS (2)
------------------------------------                          -----------------   ----------
Howard A. Rubin (9).........................................        137,208           1.2%
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912

Larry DeBoever (10).........................................         87,838             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912

John Aaron Zornes (11)......................................         85,557             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912

Michael Simmons (12)........................................         60,000             *
  c/o M.S. Associates
  P.O. Box 1168
  Englewood, CO 80151-1168

Peter Burris (13)...........................................         50,927             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912

Harry S. Gruner (14)........................................         48,214             *
  c/o JMI Equity Fund
  1119 St. Paul Street
  Baltimore, MD 21202

Michael Pedersen (15).......................................         26,887             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912

Francis J. Saldutti (16)....................................         14,601             *
  c/o Ardent Research Partners, L.P.
  200 Park Avenue, 39th Floor
  New York, NY 10166

Gayl W. Doster (17).........................................          5,000             *
  c/o Sigma Micro Corp.
  6720 Parkdale Place
  Indianapolis, IN 46254

All directors and executive officers as a group
  (13 persons) (18).........................................      2,217,076          19.5%

------------------------

  *  Does not exceed 1%

 (1) Except as noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock owned, based upon information provided to the Corporation by directors (and nominees), officers and principal stockholders.

 (2) Applicable percentage of ownership as of the Record Date is based upon 11,041,093 shares of Common Stock outstanding on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares of Common Stock. Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (3) Includes 74,629 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (4) Information included in this table regarding Neuberger Berman, Inc. was obtained from its Amendment No. 1 to Schedule 13-G filed with the Commission on or about February 2, 2001. Neuberger Berman, Inc. has sole voting power as to 540,700 shares of Common Stock, shared voting power as to 819,600 shares of Common Stock and shared dispositive power as to 1,360,300 shares of Common Stock. Neuberger Berman Genesis Portfolio has shared voting power as to 819,600 shares of Common Stock and shared dispositive power as to 819,600 shares of Common Stock. Neuberger
     Berman, Inc. is the beneficial owner of Neuberger Berman Genesis Portfolio's shares of Common Stock.

 (5) Information included in this table regarding T. Rowe Price
     Associates, Inc. was obtained from its Amendment No. 5 to Schedule 13-G filed with the Commission on or about February 14, 2001. These shares of Common Stock are beneficially owned by various individual and institutional investors, including the T. Rowe Price New Horizons Fund, Inc. (which owns 1,125,000 shares of Common Stock), for which T. Rowe Price
     Associates, Inc. serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended,
     T. Rowe Price Associates, Inc. is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates, Inc. expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price Associates, Inc. has sole voting power as to 162,950 shares of Common Stock and sole dispositive power as to 1,331,700 shares of Common Stock. T. Rowe Price New Horizons Fund, Inc. has sole voting power as to 1,125,000 shares of Common Stock.

 (6) Information included in this table regarding P.A.W. Capital Corp. was obtained from its Amendment No. 1 to Schedule 13-G filed with the Commission on or about February 14, 2001. P.A.W. Capital Corp. has shared voting power as to 750,000 shares of Common Stock and shared dispositive power as to 750,000 shares of Common Stock. Peter A. Wright has shared voting power as to 750,000 shares of Common Stock and shared dispositive power as to 750,000 shares of Common Stock. Peter A. Wright is the President of P.A.W. Capital Corp.

 (7) Information included in this table regarding Liberty Wanger Asset Management, L.P. was obtained from its Schedule 13-G filed with the Commission on or about February 14, 2001. Liberty Wanger Asset Management, L.P. has shared voting power as to 560,800 shares of Common Stock and shared dispositive power as to 560,000 shares of Common Stock. WAM Acquisition GP, Inc. has shared voting power as to 560,000 shares of Common Stock and shared dispositive power as to 560,000 shares of Common Stock. WAM Acquisition GP, Inc. is the general partner of Liberty Wanger Asset Management, L.P.

 (8) Includes 134,500 shares of Common Stock owned by First Albany Corporation and 37,500 shares of Common Stock issuable to Mr. McNamee pursuant to stock options exercisable within 60 days of the Record Date. Mr. McNamee, a director of the Corporation, is Chairman and Co-Chief Executive Officer of First Albany Corporation, and may therefore be deemed to share voting and investment power over the shares of Common Stock owned by First Albany Corporation. Mr. McNamee disclaims beneficial ownership of the 134,500 shares of Common Stock owned by First Albany Corporation, except to the extent of his pecuniary interest therein.

 (9) Includes 42,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date and 93,958 shares of Common Stock issued to Rubin Systems, Inc., which is wholly-owned by Mr. Rubin. See "Certain Relationships and Related Transactions."

 (10) Represents 87,838 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date. Mr. DeBoever resigned as President and Secretary of the Corporation on April 6, 2001.

 (11) Includes 23,695 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date and 9,000 shares of Common Stock held in trust for the benefit of Mr. Zornes' daughter.

 (12) Includes 30,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (13) Represents 50,927 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date. Mr. Burris resigned as President--metagroup.com and Co-Research Director of the Corporation on April 6, 2001.

 (14) Includes 30,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (15) Includes 24,976 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (16) Represents 14,601 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (17) Represents 5,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (18) Includes 358,549 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The Corporation's Board of Directors is currently fixed at seven members. The Corporation's By-laws divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. Messrs. Dale Kutnick and Francis J. Saldutti are Class I Directors,
Messrs. Gayl W. Doster and Harry S. Gruner are Class II Directors, and
Messrs. Michael Simmons, George McNamee and Howard Rubin are Class III Directors. The Class III Directors' terms will expire at the Annual Meeting.

    The Board of Directors has nominated and recommended that Messrs. Michael Simmons, George McNamee and Howard Rubin, who currently serve as Class III Directors, be re-elected as Class III Directors, to hold office until the Annual Meeting of Stockholders for the fiscal year ending December 31, 2003, and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why any nominee should be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the nominees.

    The following table sets forth the name of the nominees to be voted upon at the meeting and each director whose term of office will extend beyond the meeting, the year such nominee or director was first elected a director, the positions currently held by the nominees and each director with the Corporation, the year each nominee's or director's term will expire and the class of director of each nominee and each director.

NOMINEE'S OR DIRECTOR'S
NAME AND YEAR
NOMINEE OR DIRECTOR                                    POSITION(S) WITH         YEAR TERM    CLASS OF
FIRST BECAME A DIRECTOR                                THE CORPORATION         WILL EXPIRE   DIRECTOR
-----------------------                           --------------------------   -----------   --------
NOMINEE:
Michael Simmons (1994)..........................           Director                2004           III

George McNamee (1996)...........................           Director                2004           III

Howard A. Rubin (1999)..........................   Director, Executive Vice        2004           III
                                                      President and META
                                                       Research Fellow

CONTINUING DIRECTORS:
Dale Kutnick (1989).............................   Chairman of the Board of        2002             I
                                                  Directors, Chief Executive
                                                   Officer and Co-Research
                                                           Director

Francis J. Saldutti (1990)......................           Director                2002             I

Gayl W. Doster (2000)...........................           Director                2003            II

Harry S. Gruner (1994)..........................           Director                2003            II

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors met eight times and took action by unanimous written consent twice during the fiscal year ended December 31, 2000. The Audit Committee of the Board of Directors, of which Messrs. Doster, Saldutti and Simmons are currently members, is responsible for supervising the Corporation's independent auditors, assisting the Board of Directors in fulfilling its oversight responsibilities on matters relating to accounting, financial reporting, internal control, auditing, regulatory compliance and other matters as the Board of Directors or the Audit Committee deems appropriate. The Board of Directors has adopted a written charter with respect to the Audit Committee's roles and responsibilities. A copy of the charter is attached as Appendix A to this Proxy Statement. The Audit Committee met three times during the year ended December 31, 2000. See "Audit Committee Report." The Compensation Committee, of which Messrs. Doster, Saldutti and Simmons are currently members, makes recommendations concerning the salaries and incentive compensation of employees of, and consultants to, the Corporation and oversees and administers the Corporation's stock plans. The Compensation Committee met five times during 2000 and took action by unanimous written consent twice. The Board of Directors does not currently have a standing nominating committee. During the fiscal year ended December 31, 2000, Messrs. Rubin and Saldutti attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board of Directors on which they served.

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the director nominees to be voted upon at the meeting, the directors and the executive officers of the Corporation, their ages and the positions currently held by each such person with the Corporation. On April 3, 2001, the Corporation established a special operating committee (the "Special Operating Committee") consisting of Dale Kutnick, Robert F. Toole, John
A. Piontkowski and Howard A. Rubin. The committee, which will report directly to Gayl W. Doster, a member of the Board of Directors, has been charged with further assessing, evaluating, and implementing changes within the Corporation with a goal of reducing the Corporation's cash consumption and overall spending levels, and returning the Corporation to profitability.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Dale Kutnick..............................     51      Chairman of the Board of Directors, Chief
                                                       Executive Officer and Co-Research Director

Michael Pedersen..........................     40      Senior Vice President and Managing
                                                       Director, META Group Consulting

John A. Piontkowski.......................     46      Senior Vice President, Finance, Chief
                                                       Financial Officer, Treasurer and Secretary

Howard A. Rubin...........................     52      Director, Executive Vice President and
                                                       META Research Fellow

Valentin T. Sribar........................     32      Senior Vice President, Infusion and Co-
                                                       Research Director

Robert F. Toole, Jr.......................     33      Executive Vice President and Chief
                                                       Operating Officer

Robert Whitmore...........................     39      Senior Vice President and Chief
                                                       Information Officer

John Aaron Zornes.........................     47      Executive Vice President and Service
                                                       Director, Application Delivery Strategies

Gayl W. Doster (1) (2)....................     63      Director

Harry S. Gruner...........................     41      Director

George McNamee............................     54      Director

Francis J. Saldutti (1) (2)...............     53      Director

Michael Simmons (1) (2)...................     62      Director

------------------------

(1) Member of the Audit Committee of the Board of Directors.

(2) Member of the Compensation Committee of the Board of Directors.

    DALE KUTNICK, a co-founder of the Corporation, has served as a Director and Chief Executive Officer of the Corporation since its inception in January 1989. Mr. Kutnick was appointed Chairman of the Board of Directors in May 1998. In addition, Mr. Kutnick served as Research Director from the inception of the Corporation in January 1989 to June 1998 and has served as Co-Research Director since July 1998. Prior to co-founding META Group, Mr. Kutnick was Executive Vice President of Research at Gartner Group, Inc. and an Executive Vice President at Gartner Securities. Prior to his experience at Gartner Group, Inc., he served as an Executive Director, Research Director and Principal at Yankee Group and as a Principal at Battery Ventures, a venture capital firm. Mr. Kutnick is a graduate of Yale University.

    MICHAEL PEDERSEN has served as Senior Vice President and Managing Director, META Group Consulting ("MGC") since September 1998. Previously, Mr. Pedersen held the positions of Senior Vice President, MGC, from September 1997 to September 1998; Vice President and Director, MGC, from September 1995 to
August 1997; Director, MGC, from January 1995 to August 1995; and Manager, MGC, from April 1994 to December 1994. Prior to joining the Corporation in April 1994, Mr. Pedersen held technology planning positions at Ernst & Young and Booz-Allen & Hamilton. He received a MS in Computer Science from Brooklyn Polytechnic Institute and a BS in Physics from Clarkson College of Technology.

    JOHN A. PIONTKOWSKI has served as Senior Vice President, Finance, Chief Financial Officer and Treasurer of the Corporation since October 2000 and Secretary of the Corporation since April 2001. Previously, he served as Chief Financial Officer of Information Management
Associates, Inc., which declared bankruptcy in July 2000, from August 1999 to May 2000. Previously, he served as Executive Vice President and Chief Financial Officer of Smith Corona Corporation, which declared bankruptcy in May 2000, from July 1995 to September 1998. He earned his CPA while working for Price Waterhouse. Mr. Piontkowski received a BS in Business (Accounting) from Le Moyne College. See "Certain Relationships and Related Transactions."

    HOWARD A. RUBIN has served as Executive Vice President and META Research Fellow since October 2000 and has served as a Director of the Corporation since January 1999. Dr. Rubin is the founder and Chief Executive Officer of Rubin Systems Inc., an IT strategy benchmarking and consulting firm, which he founded in January 1986. See "Certain Relationship and Related Transactions." Dr. Rubin is also a tenured professor and Chair of the Department of Computer Science of Hunter College in New York, a position he has held since September 1974.

    VALENTIN T. SRIBAR has served as Senior Vice President, Infusion and Co-Research Director of the Corporation since February 1999. Previously, he was the director of META Group's Global Networking Strategies service from August 1995 to February 1999. Prior to joining the Corporation, Mr. Sribar was a senior consultant with Ernst & Young. Mr. Sribar received a BS in Materials Science and Engineering from Cornell University.

    ROBERT F. TOOLE, JR. has served as Executive Vice President and Chief Operating Officer of the Corporation since November 2000. Previously, he was Senior Vice President, International and Sales Operations of the Corporation from February 1997 to November 2000. Prior to joining the Corporation,
Mr. Toole was a consultant at Hewitt Associates from August 1992 to February 1997. Prior to joining Hewitt Associates, Mr. Toole held several positions as an infantry officer in the United States Army. He received a BS from the United States Military Academy at West Point and an MBA from New York University.

    ROBERT WHITMORE has served as Senior Vice President and Chief Information Officer of the Corporation since January 2000. Previously, he was Vice President, Information Technology from July 1998 to December 1999. Prior to joining META Group, Mr. Whitmore held several senior positions at General Reinsurance, Philip Morris, and General Electric. Mr. Whitmore received a BS in Computer Engineering from the University of Bridgeport and is a graduate of General Electric's Information Systems Management Program.

    JOHN AARON ZORNES has served as Executive Vice President and Service Director, Application Delivery Strategies of the Corporation since
January 1996. Previously, he held the position of Vice President and Service Director, Application Development Strategies of the Corporation from
October 1990 to December 1995. Mr. Zornes received a MS in Management Information Systems from the University of Arizona.

    GAYL W. DOSTER has served as a Director of the Corporation since
April 2000. Mr. Doster is a CPA and has been the President and Chief Operating Officer of Sigma Micro Corporation, a computer software company, since 1997. Previously, Mr. Doster served as Professor of Community Pharmacy Management, College of Pharmacy, University of Rhode Island from October 1995 to
January 1997. Mr. Doster received a BS in Accounting from the Indiana University Kelley School of Business and earned his CPA in 1965 while working at Ernst & Young.

    HARRY S. GRUNER has served as a Director of the Corporation since
July 1994. Mr. Gruner has been a general partner of JMI Partners, L.P., the general partner of JMI Equity Fund, L.P., and an affiliate of JMI Associates, a venture capital firm, since 1992. From 1986 until joining JMI Equity
Fund, L.P., Mr. Gruner was at Alex Brown & Sons Incorporated, an investment banking firm. Mr. Gruner also serves as a Director of Hyperion Solutions Corporation and Optika, Inc., both of which are publicly traded corporations. See "Certain Relationships and Related Transactions."

    GEORGE MCNAMEE has served as a Director of the Corporation since
August 1996. Since 1984, Mr. McNamee has been the Chairman and Co-Chief Executive Officer of First Albany Companies, Inc., the publicly traded holding company for First Albany Corporation, the specialty investment banking firm. Mr. McNamee is also Chairman of Plug Power Inc. and Mechanical Technology Inc., and a director of MapInfo Corporation, all publicly traded companies. He also serves on the Board of Directors of the New York Stock Exchange. See "Certain Relationships and Related Transactions."

    FRANCIS J. SALDUTTI has served as a Director of the Corporation since November 1990. Mr. Saldutti has been a general partner of Ardent Research Partners, L.P., a technology focused money management partnership, since
April 1992 and was a senior technology analyst at Amerindo Investment Advisors, an investment firm, from October 1989 through February 1995. Prior to October 1989, Mr. Saldutti was Senior Vice President and Director of Research for Gartner Securities, Director of Technology Research for LF Rothschild, Unterberg, Towbin, an investment banking firm, and senior technology analyst for Merrill Lynch Asset Management's Science/Technology Fund.

    MICHAEL SIMMONS has served as a Director of the Corporation since
September 1994. Mr. Simmons serves as Principal and President of M.S. Associates, a technology management and operations consulting firm founded by him in October 1993. Mr. Simmons also served as the Chief Administrative Officer of Security Capital Group, a real estate investment firm, from June 1995 to March 1997. In 1993 and 1994, Mr. Simmons worked as an independent management consultant, and from 1990 through 1993, Mr. Simmons was an Executive Vice President at the Bank of Boston.

    Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified or their earlier resignation or removal. There are no family relationships among any of the executive officers or directors of the Corporation.

AUDIT COMMITTEE REPORT

    This report is submitted by the Audit Committee of the Board of Directors (the "Audit Committee"), which reviewed with the Corporation's independent auditors, Deloitte & Touche LLP (who are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements with generally accepted accounting principles) and management of the Corporation the annual financial statements and independent auditors' opinion, reviewed the results of the audit of the Corporation's financial statements by the independent auditors, recommended the retention of the independent auditors to the Board of Directors and reviewed the Corporation's accounting policies and internal accounting and financial controls. The Audit Committee is currently comprised of Messrs. Doster, Saldutti and Simmons, three non-employee directors of the Corporation; and, aside from being a director of the Corporation, each is otherwise independent of the Corporation (as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers). The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

    The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, with the management of the Corporation, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In meetings with the Corporation's independent auditors, with and without management present, the Audit Committee reviewed with the independent auditors the overall scope and plans for their audit, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles, the results of their examinations, their evaluations of the Corporation's internal controls, the overall quality of the Corporation's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

    The Audit Committee has reviewed the audited financial statements of the Corporation at December 31, 2000 and for each of the two prior years ended December 31, and has discussed them with both the management of the Corporation and the Corporation's independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended. The Audit Committee has received from the Corporation's independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as currently in effect, and has discussed with Deloitte & Touche LLP any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Gayl W. Doster
Francis J. Saldutti
Michael Simmons

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

    The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended December 31, 1998, 1999 and 2000 to
(i) the Corporation's Chief Executive Officer and (ii) each of the four other most highly compensated executive officers of the Corporation who received total annual salary and bonus in excess of $100,000 in fiscal 2000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                           ANNUAL COMPENSATION (1)     COMPENSATION/AWARDS (2)
                                          --------------------------   -----------------------
                                                                        SECURITIES UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY ($)       BONUS ($)    OPTIONS (# OF SHARES)    COMPENSATION ($) (1)
---------------------------    --------   ----------       ---------   -----------------------   --------------------
Dale Kutnick ................    2000      $320,000              --              6,300                  $9,121(3)
  Chairman of the Board of       1999      $301,500        $150,000             72,000                  $8,378(3)
  Directors, Chief Executive     1998      $279,114        $349,556             37,500                  $7,674(3)
  Officer and Co-Research
  Director

Larry DeBoever ..............    2000      $272,917        $ 59,625             77,700
  President & Secretary (4)      1999      $225,417        $ 60,000             38,000
                                 1998      $175,000        $112,783              7,500

John Aaron Zornes ...........    2000      $239,584        $ 20,000              3,600
  Executive Vice President       1999      $216,000        $ 50,529             25,000
  and Service                    1998      $200,000        $205,096             11,250
  Director--Application
  Delivery Strategies

Michael Pedersen ............    2000      $220,000              --              7,650
  Senior Vice President and      1999      $200,000        $200,000             33,000
  Managing Director--META        1998      $158,333        $ 42,726             11,250
  Group Consulting

Peter Burris ................    2000      $215,000        $ 85,050              4,950
  President metagroup.com and    1999      $180,000        $ 76,140             50,000
  Co-Research Director (5)       1998      $159,750        $141,825              6,000

--------------------------
(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Corporation and certain perquisites and other personal benefits, securities or property received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer's aggregate salary and bonus disclosed in this table.
(2) The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal year 2000.
(3) Consists of premiums for term life insurance paid by the Corporation for the benefit of the Named Executive Officer.
(4) Mr. DeBoever resigned as President and Secretary of the Corporation on April 6, 2001.
(5) Mr. Burris resigned as President--metagroup.com and Co-Research Director of the Corporation on April 6, 2001.

OPTION GRANTS IN FISCAL YEAR 2000

    The following table sets forth each grant of stock options made during the year ended December 31, 2000 to each of the Named Executive Officers:

                                                INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                                 ------------------------------------------------     VALUE AT ASSUMED
                                              % OF TOTAL                                ANNUAL RATES
                                 NUMBER OF     OPTIONS                                 OF STOCK PRICE
                                 SECURITIES   GRANTED TO                              APPRECIATION FOR
                                 UNDERLYING   EMPLOYEES    EXERCISE                    OPTION TERM (1)
                                  OPTIONS     IN FISCAL      PRICE     EXPIRATION   ---------------------
NAME                              GRANTED        YEAR      ($/SHARE)      DATE        5%($)      10%($)
----                             ----------   ----------   ---------   ----------   ---------   ---------
Dale Kutnick...................     6,300(2)     0.37%      $27.50       4/06/05    $ 47,866    $105,771
Larry DeBoever (3).............     2,700(4)     0.16%      $25.00       4/06/10    $ 42,450    $107,578
                                   40,099(5)     2.37%      $ 6.06      12/06/10    $152,821    $387,279
                                   34,901(6)     2.06%      $ 6.06      12/06/10    $133,011    $337,076
John Aaron Zornes..............     1,800(7)     0.11%      $25.00       4/06/10    $ 28,300    $ 71,718
                                    1,800(8)     0.11%      $ 6.06      12/06/10    $  6,860    $ 17,385
Michael Pedersen...............     6,300(9)     0.37%      $25.00       4/06/10    $ 99,051    $251,014
                                      800(10)    0.05%      $ 6.06      12/06/10    $  3,049    $  7,726
                                      550(11)    0.03%      $ 6.06      12/06/10    $  2,096    $  5,311
Peter Burris (12)..............     2,700(13)    0.16%      $25.00       4/06/10    $ 42,450    $107,578
                                    2,250(14)    0.13%      $ 6.06      12/06/10    $  8,575    $ 21,731

------------------------

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(2) Time vesting options that vest 76 option shares on April 6, 2001, an additional 400 on April 6, 2002, an additional 4,000 on April 6, 2003 and an additional 1,824 on April 6, 2004. These options were granted as Incentive Stock Options ("ISOs").

(3) Mr. DeBoever resigned as President and Secretary of the Corporation on April 6, 2001.

(4) Time vesting options that vest one-fourth on April 6, 2001, an additional one-fourth on April 6, 2002, an additional one-fourth on April 6, 2003 and fully vest on April 6, 2004. These options were granted as ISOs.

(5) Time vesting options that vest 7,190 option shares on December 6, 2001, an additional 7,190 on December 6, 2002, an additional 12,009 on December 6, 2003 and an additional 13,710 on December 6, 2004. These options were granted as ISOs.

(6) Time vesting options that vest 11,560 option shares on December 6, 2001, an additional 11,560 on December 6, 2002, an additional 6,741 on December 6, 2003 and an additional 5,040 on December 6, 2004. These options were granted as Non-Qualified Stock Options ("NQSOs").

(7) Time vesting options that vest one-fourth on April 6, 2001, an additional one-fourth on April 6, 2002, an additional one-fourth on April 6, 2003 and fully vest on April 6, 2004. These options were granted as ISOs.

(8) Time vesting options that vest one fourth on December 6, 2001, an additional one-fourth on December 6, 2002, an additional one-fourth on December 6, 2003 and fully vest on December 6, 2004. These options were granted as ISOs.

(9) Time vesting options that vest 912 option shares on April 6, 2001, an additional 1,553 on April 6, 2002, an additional 2,260 on April 6, 2003 and an additional 1,575 on April 6, 2004. These options were granted as ISOs.

(10) Time vesting options that vest 126 option shares on April 6, 2001, an additional 337 on April 6, 2003 and an additional 337 on April 6, 2004. These options were granted as ISOs.

(11) Time vesting options that vest 212 option shares on April 6, 2001 and an additional 338 on April 6, 2004. These options were granted as NQSOs.

(12) Mr. Burris resigned as President--metagroup.com and Co-Research Director of the Corporation on April 6, 2001.

(13) Time vesting options that vest one-fourth on April 6, 2001, an additional one-fourth on April 6, 2002, an additional one-fourth on April 6, 2003 and fully vest on April 6, 2004. These options were granted as ISOs.

(14) Time vesting options that vest one-fourth on April 6, 2001, an additional one-fourth on April 6, 2002, an additional one-fourth on April 6, 2003 and fully vest on April 6, 2004. These options were granted as ISOs.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR-END VALUES

    The following table sets forth, for each of the Named Executive Officers, information with respect to the exercise of stock options during the year ended December 31, 2000 and the year-end value of unexercised options:

                                                                  NUMBER OF SHARES          VALUE OF UNEXERCISED
                               SHARES                          UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                            ACQUIRED ON         VALUE            OPTIONS AT YEAR-END         AT YEAR-END ($) (2)
NAME                        EXERCISE (#)   REALIZED ($) (1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                        ------------   ----------------   -------------------------   -------------------------
Dale Kutnick..............          --               --             82,178/93,622                $     0/$0
Larry DeBoever (3)........       3,750         $ 70,934            79,310/115,140                $0/$17,523
John Aaron Zornes.........      17,626         $297,268             10,696/29,154                $   0/$835
Michael Pedersen..........       3,000         $ 51,125             17,951/39,949                $   0/$590
Peter Burris (4)..........          --               --             32,737/50,213                $   0/$983

------------------------

(1) Amounts disclosed in this column were calculated based on the difference between the fair market value of the Corporation's Common Stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and may not reflect amounts actually received by the Named Executive Officers.

(2) Value is based on the difference between the option exercise price and the fair market value at December 31, 2000, the fiscal year-end ($6.50 per share), multiplied by the number of shares underlying the options.

(3) Mr. DeBoever resigned as President and Secretary of the Corporation on April 6, 2001.

(4) Mr. Burris resigned as President--metagroup.com and Co-Research Director of the Corporation on April 6, 2001.

STOCK PLANS

    The Corporation currently maintains six employee stock plans: the Restated and Amended 1989 Stock Option Plan, the 1993 Stock Option and Incentive Plan, the Amended and Restated 1995 Stock Plan, the 1995 Non-Employee Director Stock Option Plan, the Amended and Restated 1995 Employee Stock Purchase Plan and the Amended and Restated 1996 Equity Compensation Plan of The Sentry Group, Inc. (collectively, the "Stock Plans"). Following is a summary of the material features of the Stock Plans.

    The Restated and Amended 1989 Stock Option Plan (the "1989 Plan") provided for the issuance of a maximum of 5,400,000 shares of Common Stock pursuant to the grant of ISOs to employees and NQSOs to employees, consultants, directors and officers of the Corporation. The terms of such options, including the number of shares, exercise price, duration and vesting, were generally determined by the Compensation Committee of the Board of Directors. As of December 31, 2000, options to purchase a total of 37,750 shares of Common Stock were outstanding under the 1989 Plan, all of which were then exercisable. The Corporation's Board of Directors resolved on March 3, 1993 that after that date, no further options may be granted or issued under the 1989 Plan. Accordingly, no options were granted under the 1989 Plan during the fiscal year ended December 31, 2000. The 1989 Plan, but not any options previously granted under the 1989 Plan, terminated pursuant to its terms on July 31, 1999.

    The 1993 Stock Option and Incentive Plan (the "1993 Plan") provides for the issuance of a maximum of 2,400,000 shares of Common Stock pursuant to the grant of ISOs to employees and the grant of NQSOs to employees, consultants, directors and officers of the Corporation. The terms of such options, including the number of shares, exercise price, duration and vesting are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 2000, options to purchase a total of 111,557 shares of Common Stock were outstanding under the 1993 Plan, all of which were then exercisable. The Corporation's Board of Directors resolved on October 2, 1995 that after November 30, 1995 no further options may be granted or issued under the 1993 Plan. Accordingly, no options were granted under the 1993 Plan during the fiscal year ended December 31, 2000.

    The Amended and Restated 1995 Stock Plan (the "1995 Plan") provides for the issuance of a maximum of 4,500,000 shares of Common Stock pursuant to the grant of ISOs to employees and the grant of NQSOs, stock awards and opportunities to make direct purchases of stock to employees, consultants, directors and officers of the Corporation. The terms of such options, including the number of shares, exercise price, duration and vesting are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 2000, options to purchase a total of 3,729,391 shares of Common Stock were outstanding under the 1995 Plan, of which options for 1,082,378 shares were then exercisable. Shares available for future stock option grants at December 31, 2000 totaled 345,980 shares. During 2000, ISOs to purchase 1,377,047 shares of Common Stock and NQSOs to purchase 372,397 shares of Common Stock were granted under the 1995 Plan. The Board of Directors has adopted, subject to shareholder approval, the Second Amended and Restated 1995 Stock Plan to (i) increase the number of shares of Common Stock issuable over the term of the Second Amended and Restated 1995 Stock Plan by 1,875,000 shares to 6,375,000 shares in the aggregate and (ii) set the exercise price per share of Non-Qualified Options at no less than the fair market value of the Common Stock on the date of the grant. See proposal II.

    The 1995 Non-Employee Director Stock Option Plan (the "Director Plan") provides for the grant of options to purchase a maximum of 225,000 shares of Common Stock to non-employee directors of the Corporation. The Director Plan authorizes the automatic grant of stock options only to members of the Board of Directors who are neither employees nor officers of the Corporation (individually, a "Non-Employee Director" and collectively, the "Non-Employee Directors"). The Director Plan is administered by the Compensation Committee. The Director Plan authorizes the grant (a) to each Non-Employee Director who is first elected to the Board after December 1, 1995, on the date such person is first elected to the Board of Directors without further action by the Board of Directors, of an option to purchase 15,000 shares of Common Stock and (b) to each person who is a Non-Employee Director on each successive one-year anniversary of the date such person was first elected to the Board of Directors, during the term of the Director Plan, of an option to purchase 7,500 shares of Common Stock. Options granted to newly elected Non-Employee Directors as described in part (a) of the preceding sentence vest 33 1/3% on the date of grant and an additional 33 1/3% on each successive one-year anniversary, and options granted as described in part (b) of the preceding sentence vest in full on the one-year anniversary of the date of grant. The exercise price per share for all options granted under the Director Plan is equal to 100% of the fair market value per share of the Common Stock on the date of grant. The term of each option is for a period of ten years from the date of grant. As of December 31, 2000, options to purchase a total of 179,601 shares of Common Stock were outstanding under the Director Plan, of which options for 142,101 shares were then exercisable. Shares available for future stock option grants at December 31, 2000 totaled 30,000 shares. During 2000, NQSOs to purchase 52,500 shares of Common Stock were granted under the Director Plan. The Board of Directors has adopted, subject to shareholder approval, the Amended and Restated 1995 Non-Employee Director Stock Option Plan to increase the number of shares of Common Stock issuable over the term of the Amended and Restated 1995 Non-Employee Director Stock Option Plan by 125,000 shares to 350,000 shares in the aggregate. See proposal III.

    The Amended and Restated 1995 Employee Stock Purchase Plan (the "Purchase Plan") provides for the issuance of a maximum of 375,000 shares of Common Stock pursuant to the exercise of non-transferable options granted to participating employees. To participate in the Purchase Plan, an eligible employee must authorize the Corporation to make payroll deductions in an amount not less than 1% of the employee's base pay or salary but not more than 15% of the employee's total compensation during the six month periods beginning January 1 and July 1 (the "Payment Periods"). On the first business day of each Payment Period, the Corporation grants to each eligible employee participating in the Purchase Plan, an option to purchase on the last day of such Payment Period a maximum of 750 shares of Common Stock provided that such employee remains eligible to participate in the Plan throughout such Payment Period. The exercise price of options is the lesser of (i) 85% of the average market price of the Common Stock on the first business day of such Payment Period or (ii) 85% of the average market price of the Common Stock on the last business day of such Payment Period. The employee is entitled to exercise such option only to the extent of the employee's accumulated payroll deductions on the last day of such Payment Period. The Purchase Plan is administered by the Compensation Committee of the Board of Directors. As of December 31, 2000, options to purchase 223,866 shares of Common Stock have been exercised under the Purchase Plan. The Board of Directors has adopted, subject to shareholder approval, the Second Amended and Restated 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock issuable over the term of the Second Amended and Restated 1995 Employee Stock Purchase Plan by 375,000 shares to 750,000 shares in the aggregate. See proposal IV.

    The Amended and Restated 1996 Equity Compensation Plan of The Sentry
Group, Inc. (the "Sentry Plan") was assumed by the Corporation pursuant to the acquisition by the Corporation of all of the capital stock of The Sentry
Group, Inc. on October 20, 1998. The Sentry Plan provides for the issuance of a maximum of 359,500 shares of Common Stock of the Corporation pursuant to the grant of ISOs to employees and the grant of NQSOs, stock awards and opportunities to make direct purchases of stock to employees, consultants, directors and officers of the Corporation. The terms of such options, including the number of shares, exercise price, duration and vesting are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 2000, options to purchase a total of 256,590 shares of Common Stock were outstanding under the Sentry Plan, of which options for 146,473 shares were then exercisable. Shares available for future stock option grants at December 31, 2000 totaled 112,805 shares. During 2000, no ISOs and no NQSOs were granted under the Sentry Plan.

LONG TERM INCENTIVE PLAN

    The META Group, Inc./JMI Long Term Incentive Compensation Plan (the "Long Term Incentive Plan") was adopted by the Corporation in July 1998. The Long Term Plan provides for the issuance of a maximum of 1,000 units to key officers of the Corporation. The total number of units to be granted, selection of key officers for participation in the Long Term Incentive Plan, the number of units to be granted to each participant, the vesting period and the determination of the value of each participant's units are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 2000, a total of 694 units have been granted to key officers of the Corporation, of which 588 remain outstanding, and 412 units were available for future grants. During 2000, 424 units were granted under the Long Term Incentive Plan. See "Certain Relationships and Related Transactions."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Corporation's Board of Directors has established a Compensation Committee, consisting of Messrs. Doster, Saldutti and Simmons. No members of the Compensation Committee were officers, employees or former officers of the Corporation. During the fiscal year ended December 31, 2000, the Board of Directors performed certain functions of the Compensation Committee. During this period, Mr. Kutnick, the Corporation's Co-Research Director, Chief Executive Officer and Chairman of the Board, participated in deliberations of the Corporation's Board of Directors concerning the compensation of executive officers. As noted below, however, all executive compensation for 2000 was established, reviewed, approved and confirmed by the Compensation Committee. No executive officer of the Corporation served as a member of the compensation committee or board of directors of another entity (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors), one of whose executive officers served as a director of the Corporation.

COMPENSATION OF DIRECTORS

    Each non-employee director was either paid a stipend of $2,500 for each scheduled meeting of the Board of Directors attended in person, in addition to reasonable out-of-pocket expenses incurred in attending the meeting, or a stipend of $1,000 for each scheduled meeting of the Board of Directors attended by telephone. Non-employee directors were not paid any additional amounts for participation on committees of the Board of Directors or special assignments. Non-employee directors are also eligible to participate in the Director Plan, as described above. Directors who were employed by the Corporation received no fees or expense reimbursements for attending meetings of the Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report is submitted by the Corporation's Compensation Committee (the "Compensation Committee"), which currently consists of Messrs. Doster, Saldutti and Simmons, each of whom is an independent, non-employee director of the Corporation. The Compensation Committee, pursuant to authority delegated by the Board of Directors, is responsible for the development and administration of the Corporation's executive compensation policies, including the compensation structure of the Corporation's senior management and other employees. The Compensation Committee also administers the following plans: the 1989 Plan, the 1993 Plan, the 1995 Plan, the Director Plan, the Purchase Plan, the Sentry Plan and the Long Term Incentive Plan. In discharging these responsibilities, the Compensation Committee consults with outside compensation consultants, attorneys and other specialists.

    The Compensation Committee's compensation philosophy is that cash compensation should be substantially related to the Corporation's annual performance and long-term incentive compensation, such as stock options and Long Term Incentive Plan units, should be used to better align compensation of officers and employees with stockholder value. The Compensation Committee believes that the use of stock options links the interest of the Corporation's officers and employees to the interest of the Corporation's stockholders. To ensure that the Corporation continues to attract, motivate and retain highly qualified executive officers who are critical to the Corporation's long-term success and its efforts to maximize the Corporation's financial results for the benefit of the Corporation's stockholders, an officer's or an employee's compensation package must be competitive with the compensation packages offered by other companies in the Corporation's industry. Compensation for the Corporation's executive officers consists of three principal components: base salary, cash bonuses and long-term incentive compensation in the form of stock options and Long Term Incentive Plan units.

    BASE SALARY. Base salary compensation levels for each of the Corporation's executive officers are determined annually by the Compensation Committee by evaluating the individual officer's responsibilities, experience and performance, as well as generally available information regarding salaries paid to executive officers with comparable qualifications at companies in businesses comparable to the Corporation.

    CASH BONUSES. Generally, cash bonus targets are determined annually at the beginning of the year and are based upon the Corporation's achievement against specified financial performance objectives and the executive officer's achievement of individual performance objectives. Such amounts were tied to the attainment of certain financial objectives by the Corporation determined by the Compensation Committee to be applicable to such executive officer's area or areas of responsibility. For certain executive officers, the Compensation Committee set multiple target bonus amounts, which amounts increased with improvement in the Corporation's performance. Financial objectives included total revenues, operating margins, expenses, and in certain cases, billings in an executive's specific area or areas of responsibility, and various combinations of the above. The attainment of financial objectives and bonus payments based on such performance are reviewed and approved by the Compensation Committee annually. In addition, from time to time the Compensation Committee awards discretionary cash bonuses in an effort to retain employees after considering management's recommendations.

    LONG-TERM INCENTIVE COMPENSATION. Equity compensation in the form of stock option grants is designed to align the interests of executive officers more closely with those of the Corporation's stockholders by allowing those officers to share in the long-term appreciation in the value of the Corporation's Common Stock. It is the Corporation's policy to grant stock options to executive officers at the time they join the Corporation in an amount consistent with the employee's position and level of seniority. In addition, the Compensation Committee generally reviews the performance of each executive officer and annually grants stock options to the executive officers based upon such reviews. In making such annual grants, the Compensation Committee considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of officer stock ownership, previous option grants and the current stock price. In 2000, the Compensation Committee granted to executive officers stock options that vest based upon continued employment with the Corporation. Also, the Corporation revised the vesting schedules of stock options granted in 1999 that vest based upon performance. For additional information regarding the grant of options in 2000, see the table under the heading "Option Grants in Fiscal Year 2000."

    Long-term incentive compensation in the form of units awarded under the Long Term Incentive Plan is designed to motivate and retain key officers of the Corporation by rewarding the performance of those officers based upon the long-term appreciation in the value of the Corporation's limited partnership interest in the JMI Equity Side Fund, L.P. (the "JMI Fund"). See "Certain Relationships and Related Transactions." It is the Corporation's policy to award Long-Term Incentive Plan units to key management personnel in an amount consistent with the employee's position and level of seniority either at the time they join the Corporation or upon promotion to a management level meriting such a grant. See "Long Term Incentive Plan."

    Mr. Kutnick's compensation package for fiscal 2000 was determined in accordance with the policies applicable to other executive officers of the Corporation described above. In 2000, Mr. Kutnick received a base salary of $320,000 and no cash bonus. In addition, Mr. Kutnick was granted stock options that vest based upon his continued employment with the Corporation. Of the 22,286 option shares granted in 1999 eligible for acceleration of vesting in connection with the achievement of certain 2000 operating margin and revenue performance goals, no option shares vested. For a description of option grants to Mr. Kutnick in 2000, see "Compensation and Other Information Concerning Directors and Officers--Option Grants in Fiscal Year 2000."

    The Compensation Committee determined that Mr. Kutnick's 2000 compensation reflected the Corporation's financial performance in 2000, a year in which the Corporation reported revenue growth in each quarter, but lower than expected revenue growth and a net loss for the year. For additional information regarding Mr. Kutnick's 2000 compensation, see "Compensation and Other Information Concerning Directors and Officers--Summary Compensation Table."

    In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

THE COMPENSATION COMMITTEE:

Gayl W. Doster
Francis J. Saldutti
Michael Simmons

STOCK PERFORMANCE GRAPH

    The following graph compares the yearly change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on December 1, 1995 through December 31, 2000, with the cumulative total return on the Media General Market Weighted Nasdaq Index Return ("Nasdaq Market Index") and the Media General Industry Group 076--Other Business Services Index ("MG Group Index"). The comparison assumes $100 was invested on December 1, 1995 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

Comparison of Five Year(1) Cumulative Total Return Among
META Group, Inc., Nasdaq Market Index
and MG Group Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                     1995   1996    1997    1998    1999    2000
META GROUP, INC.      100   88.16   71.84  145.64   93.01   31.82
MG GROUP INDEX        100  117.14  144.15  139.08  127.59  104.86
NASDAQ MARKET INDEX   100  124.27     152  214.39  378.12  237.66

                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1995            1996            1997            1998            1999            2000
                                       %               %               %               %               %               %
                                 -------------   -------------   -------------   -------------   -------------   -------------
META Group, Inc.
  Common Stock.................      100.00           88.16           71.84          145.64           93.01           31.82
MG Group Index.................      100.00          117.14          144.15          139.08          127.59          104.86
Nasdaq Market Index............      100.00          124.27          152.00          214.39          378.12          237.66

--------------------------

(1) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

                                  PROPOSAL II
      PROPOSAL TO APPROVE THE SECOND AMENDED AND RESTATED 1995 STOCK PLAN

AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 1995 STOCK PLAN

    The Amended and Restated 1995 Stock Plan was originally adopted by the Corporation's Board of Directors on October 2, 1995 and approved by the Corporation's stockholders on October 4, 1995. The Amended and Restated 1995 Stock Plan was amended and restated by the approval of the Board of Directors on March 30, 1998 and by the approval of the Corporation's stockholders on May 27, 1998. A maximum of 4,500,000 shares of Common Stock are currently reserved for issuance under the Amended and Restated 1995 Stock Plan upon the exercise of options or in connection with awards of stock of the Corporation ("Awards") or the opportunity to make direct stock purchases of shares of the Corporation ("Purchases"). The Board of Directors has approved, and recommended to the stockholders that they approve, an amendment and restatement of the Amended and Restated 1995 Stock Plan to (i) increase the number of shares authorized for issuance pursuant to the Amended and Restated 1995 Stock Plan to 6,375,000 shares and (ii) set the exercise price per share of Non-Qualified Options at no less than the fair market value of the Common Stock on the date of the grant.

INCREASE IN NUMBER OF SHARES RESERVED UNDER THE AMENDED AND RESTATED 1995 STOCK
  PLAN

    The Corporation's management relies on stock options as essential parts of the compensation packages necessary for the Corporation to attract and retain experienced officers and employees. The Board of Directors of the Corporation believes that the proposed increase in the number of shares available under the Amended and Restated 1995 Stock Plan is essential to permit the Corporation to continue to provide long-term, equity-based incentives to present and future key employees.

    Since the Amended and Restated 1995 Stock Plan's initial adoption and approval in October of 1995, the Corporation has granted options under the Amended and Restated 1995 Stock Plan with fair market value exercise prices (or, in the case of Mr. Kutnick, 110% of the fair market value) as follows: to the Named Executive Officers, Mr. Kutnick, 175,800 shares; Mr. DeBoever, 198,200 shares; Mr. Zornes, 63,100 shares; Mr. Pedersen, 60,900 shares; and Mr. Burris, 75,950 shares; all current executive officers as a group, 445,000 shares; none to any current non-employee directors; and all other employees, 4,629,909 shares. Mr. DeBoever resigned as President and Secretary of the Corporation on April 6, 2001. Mr. Burris resigned as President--metagroup.com and Co-Research Director of the Corporation on April 6, 2001.

    As of April 2, 2001, approximately 4,075,371 shares remained authorized for issuance under the Amended and Restated 1995 Stock Plan of which approximately 3,729,391 were already reserved for outstanding options, such that only approximately 345,980 were available for new grants of options, Awards or Purchases. If the increase in the number of shares authorized for issuance under the Amended and Restated 1995 Stock Plan is not approved, the Corporation may be unable to continue to provide suitable long-term equity based incentives to present and future employees. If the proposed increase in the number of shares of Common Stock issuable under the Amended and Restated 1995 Stock Plan from 4,500,000 to 6,375,000 is not approved by the stockholders, the Corporation will not grant options, awards, or opportunities to purchase shares under the Amended and Restated 1995 Stock Plan in excess of that number of shares of Common Stock remaining available under the existing Amended and Restated 1995 Stock Plan. The Corporation has not at the present time determined who will receive the remaining shares of Common Stock that will be authorized for issuance under the Amended and Restated 1995 Stock Plan if the proposed amendment and restatement of the Amended and Restated 1995 Stock Plan is approved.

CHANGE IN THE EXERCISE PRICE OF NON-QUALIFIED OPTIONS

    The Board of Directors of the Corporation believes that the proposed change in the exercise price per share of Non-Qualified Options (as defined below) from no less than the minimum legal consideration required under applicable state law to no less than the fair market value of the Common Stock on the date of grant is in the best interests of the stockholders of the Corporation. This proposed change to the Amended and Restated 1995 Stock Plan will reduce the potential dilution to stockholders of the Corporation from the grant of Non-Qualified Options.

    If the change in the exercise price per share of the Non-Qualified Options is not approved, the Corporation will continue to grant Non-Qualified Options at an exercise price per share of no less than the minimum legal consideration required under applicable state law.

DESCRIPTION OF THE AMENDED AND RESTATED 1995 STOCK PLAN

    The purpose of the Amended and Restated 1995 Stock Plan is to provide incentives to key employees and other individuals who render services to the Corporation by providing them with opportunities to purchase stock of the Corporation. The text of the Amended and Restated 1995 Stock Plan, amended and restated as proposed above, is attached to this proxy statement as Appendix B. The following is a summary of the Amended and Restated 1995 Stock Plan and should be read together with the full Amended and Restated 1995 Stock Plan text.

    Under the Amended and Restated 1995 Stock Plan, employees of the Corporation may be granted incentive stock options ("ISO" or "ISOs"), as defined in
Section 422(b) of the Code, and directors, officers, employees and consultants of the Corporation may be granted (i) options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"), (ii) Awards and
(iii) Purchases. ISOs, Non-Qualified Options, Awards and Purchases are sometimes collectively referred to as "Stock Rights" and ISOs and Non-Qualified Options are sometimes collectively referred to as "Options."

    The Amended and Restated 1995 Stock Plan is administered by the Board of Directors and/or the Compensation Committee. Subject to the terms of the Amended and Restated 1995 Stock Plan, the Compensation Committee has authority to determine, among other things, the persons to whom Stock Rights are granted, the number of shares covered by each Stock Right, the exercise price per share and other terms and provisions governing the Stock Rights, including restrictions, if any, applicable to the shares of Common Stock issuable upon exercise of Stock Rights. As of April 2, 2001 approximately 695 persons were eligible to participate in the Amended and Restated 1995 Stock Plan.

    Stock Rights may be granted under the Amended and Restated 1995 Stock Plan at any time on or prior to October 2, 2005. The exercise price per share of Non-Qualified Options granted under the Amended and Restated 1995 Stock Plan cannot be less than the minimum legal consideration required under applicable state law. As discussed above, the Board of Directors has approved, and submitted for stockholder approval, a Second Amended and Restated 1995 Stock Plan to, among other things, require that the exercise price per share of Non-Qualified Options granted be no less than the fair market value of Common Stock on the date of grant for all Non-Qualified Options granted after the date of stockholder approval of the Second Amended and Restated 1995 Stock Plan. The exercise price per share of ISOs cannot be less than the fair market value of the Common Stock on the date of grant (or, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Corporation, 110% of the fair market value of the Common Stock on the date of grant). The Amended and Restated 1995 Stock Plan provides that each option shall expire on the date specified by the Compensation Committee, but not more than ten years from its date of grant in the case of Options generally, and five years in the case of ISOs granted to an employee holding more than 10% of the total combined voting power of all classes of stock of the Corporation. Options are subject to early termination in certain circumstances.

    Each Option granted under the Amended and Restated 1995 Stock Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Compensation Committee may specify. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Compensation Committee has the right to accelerate the date of exercise of any installment of any option (subject to the $100,000 per year limitation on the fair market value of stock subject to ISOs granted to any employee which become exercisable in any calendar year).

    Payment of the exercise price of an Option granted under the Amended and Restated 1995 Stock Plan may be made in cash or by check or, at the discretion of the Compensation Committee, by tendering Common Stock of the Corporation, by delivery of the grantee's personal recourse note or through delivery of an assignment of proceeds from the sale of the underlying Common Stock (or any combination thereof). In the case of ISOs, any Compensation Committee authorization of a non-cash method of payment shall be evidenced in writing at the time of the grant. The Amended and Restated 1995 Stock Plan contains terms providing for the exercise of Options by or on behalf of former and deceased employees, respectively, as described below.

    During the lifetime of the grantee, only the grantee may exercise a Stock Right; no assignment or transfer is permitted except by will or by the laws of descent and distribution (or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order).

    If an ISO optionee ceases to be employed by the Corporation other than by reason of death or disability, no further installments of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 90 days from the date of termination of employment (but no later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options. If an optionee is disabled or dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of disability or death, by the optionee or the optionee's estate, personal representative or beneficiary, at any time within 180 days or 1 year from the date of the optionee's disability or death, respectively (but not later than the specified expiration date of the ISO). Non-Qualified Options are subject to such termination and cancellation provisions as may be determined by the Compensation Committee.

    Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments to the Amended and Restated 1995 Stock Plan, certain of which are subject to stockholder approval, and may terminate the Amended and Restated 1995 Stock Plan, at any time (although such action shall not affect Options previously granted). Any shares subject to an Option granted under the Amended and Restated 1995 Stock Plan, which for any reason expire or terminate unexercised, may again be available for future Option grants. Unless terminated sooner, the Amended and Restated 1995 Stock Plan will terminate at the end of the day on October 2, 2005.

FEDERAL TAX CONSIDERATIONS

    The following discussion of United States federal income tax consequences of the issuance and exercise of Options, Awards and Purchases granted under the Amended and Restated 1995 Stock Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of the Amended and Restated 1995 Stock Plan or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be international, state, and local tax consequences that are not discussed herein.

    The following general rules are applicable under current federal income tax law to ISOs under the Amended and Restated 1995 Stock Plan:

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no tax deduction is allowed to the Corporation upon either grant or exercise of an ISO.

    2.  If shares acquired upon exercise of an ISO are not disposed of within
(i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally should be entitled to a corresponding deduction for income tax purposes.

    5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

    6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

    7. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such a manner, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of ISOs may result in additional tax liability to the optionee under the "alternative minimum tax" rules. The Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    9. Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

    The following general rules are applicable under current federal income tax law to Non-Qualified Options granted under the Amended and Restated 1995 Stock
Plan:

    1. The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Corporation is not allowed a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired through the exercise of a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

    5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

    6. Special rules apply if the Common Stock acquired through the exercise of a Non-Qualified Option is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

    The following general rules are applicable under current federal income tax law to the grant of Awards and Purchases under the Amended and Restated 1995 Stock Plan:

    1. Persons receiving Common Stock pursuant to an Award or Purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid.

    2. The Corporation generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such Common Stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller's tax basis in the Common Stock (generally the amount that the seller paid for such stock plus the amount taxed to the seller as ordinary income).

    3. Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

VOTES REQUIRED FOR APPROVAL

    The proposal to approve the amendment and restatement of the Amended and Restated 1995 Stock Plan requires approval by an affirmative vote of the holders of a majority of the Corporation's stock present, or represented, and entitled to vote at the Annual Meeting.

    The Board of Directors recommends a vote FOR Proposal II to approve the Corporation's Second Amended and Restated 1995 Stock Plan and to (i) increase to 6,375,000 the number of shares authorized for issuance thereunder and (ii) set the exercise price per share of Non-Qualified Options at no less than the fair market value of the Common Stock on the date of grant.

                                  PROPOSAL III
                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

AMENDMENT AND RESTATEMENT OF THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    The 1995 Non-Employee Director Stock Option Plan was adopted by the Corporation's Board of Directors on October 2, 1995 and approved by the Corporation's stockholders on October 4, 1995. A maximum of 225,000 shares of Common Stock are currently reserved for issuance under the 1995 Non-Employee Director Stock Option Plan upon the exercise of options. The Board of Directors has approved, and recommended to the stockholders that they approve, an amendment and restatement of the 1995 Non-Employee Director Stock Option Plan to increase the number of shares authorized for issuance pursuant to the 1995 Non-Employee Director Stock Option Plan to 350,000 shares.

INCREASE IN NUMBER OF SHARES RESERVED UNDER THE 1995 NON-EMPLOYEE DIRECTOR STOCK
  OPTION PLAN

    The Corporation relies on stock options as essential parts of the compensation packages necessary for the Corporation to attract and retain the services of qualified persons who are neither employees nor officers of the Corporation to serve as members of the Board of Directors. The Board of Directors of the Corporation believes that the proposed increase in the number of shares available under the 1995 Non-Employee Director Stock Option Plan is essential to permit the Corporation to continue to provide long-term, equity-based incentives to present and future non-employee members of the Board of Directors.

    Since the 1995 Non-Employee Director Stock Option Plan's adoption and approval in October of 1995, the Corporation has granted options under the 1995 Non-Employee Director Stock Option Plan with fair market value exercise prices as follows: none to any Named Executive Officers; all current executive officers as a group, 22,500 shares; current non-employee directors, 172,500 shares; and none to all other employees. Messrs. Doster, Gruner and Saldutti, current non-employee directors, and Messrs. McNamee and Simmons, current non-employee directors and nominees for re-election as Class III Directors, are eligible to receive grants under the 1995 Non-Employee Director Stock Option Plan.

    As of April 2, 2001, approximately 209,601 shares remained authorized for issuance under the 1995 Non-Employee Director Stock Option Plan of which approximately 179,601 were already reserved for outstanding options, such that only approximately 30,000 were available for new grants of options. If the increase in the number of shares authorized for issuance under the 1995 Non-Employee Director Stock Option Plan is not approved, the Corporation may be unable to continue to provide suitable long-term equity-based incentives to present and future non-employee members of the Board of Directors. If the proposed increase in the number of shares of Common Stock issuable under the 1995 Non-Employee Director Stock Option Plan from 225,000 to 350,000 is not approved by the stockholders, the Corporation will not grant options under the 1995 Non-Employee Director Stock Option Plan in excess of that number of shares of Common Stock remaining available under the existing 1995 Non-Employee Director Stock Option Plan. The Corporation has not at the present time determined who will receive the remaining shares of Common Stock that will be authorized for issuance under the 1995 Non-Employee Director Stock Option Plan if the proposed amendment and restatement of the 1995 Non-Employee Director Stock Option Plan is approved.

DESCRIPTION OF THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    The purpose of the 1995 Non-Employee Director Stock Option Plan is to provide an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Corporation to serve as members of its Board of Directors. The text of the 1995 Non-Employee Director Stock Option Plan, amended and restated as proposed above, is attached to this proxy statement as Appendix C. The following is a summary of the 1995 Non-Employee Director Stock Option Plan and should be read together with the full 1995 Non-Employee Director Stock Option Plan text.

    Under the 1995 Non-Employee Director Stock Option Plan, non-employee members of the Board of Directors of the Corporation may be granted Non-Qualified Options.

    The 1995 Non-Employee Director Stock Option Plan is administered by the Board of Directors and/or a committee appointed by the Board of Directors. Subject to the terms of the 1995 Non-Employee Director Stock Option Plan, the Compensation Committee has authority to, among other things, construe the Non-Employee Director Stock Option Plan, determine all questions thereunder and adopt and amend such rules and regulations for the administration of the Non-Employee Director Stock Option Plan as it may deem advisable. As of April 2, 2001, five persons (Messrs. Doster, Gruner, McNamee, Saldutti and Simmons) were eligible to participate in the 1995 Non-Employee Director Stock Option Plan.

    Non-Qualified Options may be granted under the 1995 Non-Employee Director Stock Option Plan at any time on or prior to October 2, 2005. Generally, each non-employee member of the Board of Directors is automatically granted Non-Qualified Options to purchase 15,000 shares of Common Stock on the date such person becomes a member of the Board of Directors. One-third of such option is exercisable immediately on the date of grant, with an additional one-third becoming exercisable on each successive one-year anniversary of the date of such grant. An additional 7,500 shares of Common Stock is granted on each successive one-year anniversary of the date of such person's first election to the Board of Directors. Such option is fully exercisable on the one-year anniversary of the date of such grant. The exercise price per share of Non-Qualified Options granted under the 1995 Non-Employee Director Stock Option Plan cannot be less than the fair market value of the Common Stock on the date of grant. The 1995 Non-Employee Director Stock Option Plan provides that each option shall expire on the date not more than ten years from its date of grant generally. Options are subject to early termination in certain circumstances.

    Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. Under certain circumstances each option granted under the 1995 Non-Employee Director Stock Option Plan, which is outstanding, but unvested, shall become fully exercisable.

    Payment of the exercise price of a Non-Qualified Option granted under the 1995 Non-Employee Director Stock Option Plan may be made in cash or by check or, at the discretion of the Board of Directors, by tendering Common Stock of the Corporation or through delivery of an assignment of proceeds from the sale of the underlying Common Stock (or any combination thereof). The 1995 Non-Employee Director Stock Option Plan contains terms providing for the exercise of Non-Qualified Options by or on behalf of former and permanently disabled or deceased non-employee directors, respectively, as described below.

    During the lifetime of the grantee, only the grantee may exercise a Non-Qualified Option; no assignment or transfer is permitted except by will or by the laws of descent and distribution or pursuant to a domestic relations order.

    If an optionee ceases to be a member of the Board of Directors for any reason other than death or permanent disability, any then unvested portion of Non-Qualified Options granted to such optionees shall immediately terminate. Any portion of an option that is vested, but unexercised at the time the optionee so ceases to be a member of the Board of Directors may be exercised by the optionee within 90 days of the date the optionee ceased to be a member of the Board of Directors.

    If an optionee ceases to be a member of the Board of Directors by reason of death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

    Option holders are protected against dilution in the event of a stock dividend, stock split, reorganization, recapitalization, merger, consolidation or any other change in the corporate structure or shares of the

Corporation. If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise, each option granted under the 1995 Non-Employee Director Stock Option Plan that is outstanding but unvested shall become exercisable in full. The Board of Directors may from time to time adopt amendments to the 1995 Non-Employee Director Stock Option Plan, certain of which are subject to stockholder approval, and may terminate the 1995 Non-Employee Director Stock Option Plan, at any time (although such action shall not affect Options previously granted). Any shares subject to an Option granted under the 1995 Non-Employee Director Stock Option Plan, which for any reason expire or terminate unexercised, may again be available for future Option grants. Unless terminated sooner, the 1995 Non-Employee Director Stock Option Plan will terminate at the end of the day on October 2, 2005.

FEDERAL TAX CONSIDERATIONS

    The following discussion of United States federal income tax consequences of the issuance and exercise of Options granted under the 1995 Non-Employee Director Stock Option Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of the 1995 Non-Employee Director Stock Option Plan or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be international, state, and local tax consequences that are not discussed herein.

    The following general rules are applicable under current federal income tax law to Non-Qualified Options granted under the 1995 Non-Employee Director Stock Option Plan:

    1. The optionee generally does not realize any taxable income upon the grant of a Non-Qualified Option, and the Corporation is not allowed a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary income at the time of exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

    3. When the optionee sells the shares acquired through the exercise of a Non-Qualified Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. The Corporation generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

    5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

    6. Special rules apply if the Common Stock acquired through the exercise of a Non-Qualified Option is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders.

VOTES REQUIRED FOR APPROVAL

    The proposal to approve the amendment and restatement of the 1995 Non-Employee Director Stock Option Plan requires approval by an affirmative vote of the holders of a majority of the Corporation's stock present, or represented, and entitled to vote at the Annual Meeting.

    The Board of Directors recommends a vote FOR Proposal III to approve the Corporation's Amended and Restated 1995 Non-Employee Director Stock Option Plan and to increase to 350,000 the number of shares authorized for issuance thereunder.

                                  PROPOSAL IV
              PROPOSAL TO APPROVE THE SECOND AMENDED AND RESTATED
                       1995 EMPLOYEE STOCK PURCHASE PLAN

AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 1995 EMPLOYEE STOCK
  PURCHASE PLAN

    The Amended and Restated 1995 Employee Stock Purchase Plan was originally adopted by the Corporation's Board of Directors on October 2, 1995 and approved by the Corporation's stockholders on October 4, 1995. The Amended and Restated 1995 Employee Stock Purchase Plan was amended and restated by the approval of the Board of Directors on March 31, 1999. A maximum of 375,000 shares of Common Stock are currently reserved for issuance under the Amended and Restated 1995 Employee Stock Purchase Plan in connection with the options to make direct stock purchases of shares of the Corporation ("Purchases"). The Board of Directors has approved, and recommended to the stockholders that they approve, an amendment and restatement of the Amended and Restated 1995 Employee Stock Purchase Plan to increase the number of shares authorized for issuance pursuant to the Amended and Restated 1995 Employee Stock Purchase Plan to 750,000 shares.

INCREASE IN NUMBER OF SHARES RESERVED UNDER THE AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN

    The Corporation's management relies on Purchases as essential parts of the compensation packages necessary for the Corporation to attract and retain experienced officers and employees. The Board of Directors of the Corporation believes that the proposed increase in the number of shares available under the Amended and Restated 1995 Employee Stock Purchase Plan is essential to permit the Corporation to continue to provide long-term, equity-based incentives to present and future employees.

    Since the Amended and Restated 1995 Employee Stock Purchase Plan's adoption and approval in October of 1995, Purchases under the Amended and Restated 1995 Employee Stock Purchase Plan have been made as follows: none to any Named Executive Officers except Mr. Pedersen, who has purchased 1,911 shares; all current executive officers as a group, 3,034 shares; none to any current non-employee directors; and all other employees, 220,832 shares.

    As of April 2, 2001, approximately 151,134 shares remained authorized for issuance under the Amended and Restated 1995 Employee Stock Purchase Plan. If the increase in the number of shares authorized for issuance under the Amended and Restated 1995 Employee Stock Purchase Plan is not approved, the Corporation may be unable to continue to provide suitable long-term, equity-based incentives to present and future employees. If the proposed increase in the number of shares of Common Stock issuable under the Amended and Restated 1995 Employee Stock Purchase Plan from 375,000 to 750,000 is not approved by the stockholders, the Corporation will not provide for Purchases under the Amended and Restated 1995 Employee Stock Purchase Plan in excess of that number of shares of Common Stock remaining available under the existing Amended and Restated 1995 Employee Stock Purchase Plan.

DESCRIPTION OF THE AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN

    The purpose of the Amended and Restated 1995 Employee Stock Purchase Plan is to encourage stock ownership by all eligible employees of the Corporation and its participating subsidiaries so that they may share in the growth of the Corporation by acquiring or increasing their equity interest in the Corporation. The 1995 Employee Stock Purchase Plan is designed to encourage eligible employees to remain in the employ of the Corporation and its participating subsidiaries. The Amended and Restated Employee Stock Purchase Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The text of the Amended and Restated 1995 Employee Stock Purchase Plan, amended and restated as proposed above, is attached to this proxy statement as Appendix D. The following is a summary of the Amended and Restated 1995 Employee Stock Purchase Plan and should be read together with the full Amended and Restated 1995 Employee Stock Purchase Plan.

    Under the Amended and Restated 1995 Employee Stock Purchase Plan, eligible, participating employees of the Corporation may purchase the Corporation's Common Stock through payroll deductions.

    The Amended and Restated 1995 Employee Stock Purchase Plan is administered by the Compensation Committee. Subject to the terms of the Amended and Restated 1995 Employee Stock Purchase Plan, the Compensation Committee has the authority to, among other things, interpret and construe the Amended and Restated 1995 Employee Stock Purchase Plan (or any option granted thereunder), and adopt and amend such rules and regulations for the administration of the Amended and Restated 1995 Employee Stock Purchase Plan as it may deem advisable. The Compensation Committee or the Board of Directors may from time to time adopt amendments to the Amended and Restated 1995 Employee Stock Purchase Plan provided that, without the approval of the Corporation's stockholders, no amendment may materially increase the number of shares that may be issued under the Amended and Restated 1995 Employee Stock Purchase Plan, change the class of employees eligible to purchase shares under the Amended and Restated 1995 Employee Stock Purchase Plan (if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code), or cause Rule 16b-3 under the Securities Exchange Act of 1934 to be inapplicable to the Amended and Restated 1995 Employee Stock Purchase Plan. As of April 2, 2001, approximately 694 persons were eligible to participate in the Amended and Restated 1995 Employee Stock Purchase Plan.

    Unless terminated sooner, the Amended and Restated 1995 Employee Stock Purchase Plan shall terminate on January 1, 2006. The Amended and Restated 1995 Employee Stock Purchase Plan may be terminated at any time by the Corporation's Board of Directors; however such termination will not affect stock purchase options then outstanding under the Amended and Restated 1995 Employee Stock Purchase Plan. The Amended and Restated 1995 Employee Stock Purchase Plan will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purpose of the Amended and Restated 1995 Employee Stock Purchase Plan have been purchased. If at any time shares of Common Stock reserved for the purpose of the Amended and Restated 1995 Employee Stock Purchase Plan remain available for purchase, but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Amended and Restated 1995 Employee Stock Purchase Plan will terminate. Upon termination of the Amended and Restated 1995 Employee Stock Purchase Plan, all payroll deductions not used to purchase Common Stock will be refunded to participating employees, without interest.

    As amended and restated, the Amended and Restated 1995 Employee Stock Purchase Plan would authorize the issuance of up to 750,000 shares of Common Stock pursuant to the exercise of non-transferable stock purchase options granted to participating employees. The Common Stock subject to the stock purchase options under the Amended and Restated 1995 Employee Stock Purchase Plan includes shares of the Corporation's authorized but unissued Common Stock and shares of Common Stock reacquired by the Corporation, including shares purchased in the open market.

    An employee electing to participate in the Amended and Restated 1995 Employee Stock Purchase Plan must authorize an amount (a whole percentage not less than 1% nor more than 15% of the employee's total compensation) to be deducted by the Corporation from the employee's pay and applied toward the purchase of Common Stock under the Amended and Restated 1995 Employee Stock Purchase Plan. For the duration of the Amended and Restated 1995 Employee Stock Purchase Plan, the Payment Periods shall consist of the six-month periods commencing on the first days of January and July and ending on the last days of June and December, respectively.

    Employees of the Corporation (and participating subsidiaries) whose customary employment is more than 20 hours per week and more than 5 months per calendar year are eligible to participate in the Amended and Restated 1995 Employee Stock Purchase Plan. Persons who become eligible employees after any date on which options are granted under the Amended and Restated 1995 Employee Stock Purchase Plan shall be granted options on the first day of the next succeeding Payment Period. An employee cannot be granted an option under the Amended and Restated 1995 Employee Stock Purchase Plan if, after the granting of the option, such employee would be treated as owning 5% or more of the total combined voting power or value of all classes of stock of the Corporation or its subsidiaries. Directors who are not employees of the Corporation cannot participate in the Amended and Restated 1995 Employee Stock Purchase Plan.

    Twice each year, on the first business day of each Payment Period, the Corporation will grant to each participating employee an option to purchase shares of Common Stock of the Corporation. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, on the condition that the employee remains eligible to participate in the Amended and Restated 1995 Employee Stock Purchase Plan throughout the Payment Period. In no event, however, may the employee exercise an option granted under the Amended and Restated 1995 Employee Stock Purchase Plan for more than 750 shares during a Payment Period. If the amount of the accumulated payroll deductions exceeds the aggregate purchase price of 750 shares, the excess deductions will be promptly refunded to the employee without interest. Furthermore, no employee can be granted an option which permits the employee's right to purchase shares of Common Stock under the Amended and Restated 1995 Employee Stock Purchase Plan and all other Section 423(b) plans of the Corporation and any subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the respective date(s) of grant) for each calendar year in which the option is outstanding. Any excess accumulation of payroll deductions will be promptly refunded to the employee without interest. Under the terms of the Amended and Restated 1995 Employee Stock Purchase Plan, the option price is an amount equal to the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period. The Corporation will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid on these amounts.

    For purposes of the Amended and Restated 1995 Employee Stock Purchase Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on The Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on The Nasdaq Stock Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Compensation Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    An employee may enter the Amended and Restated 1995 Employee Stock Purchase Plan by delivering to the Corporation, at least 10 days before the beginning date of the next succeeding Payment Period, an authorization (i) stating the initial percentage to be deducted regularly from the employee's pay,
(ii) authorizing the purchase of shares of Common Stock for the employee in each Payment Period in accordance with the terms of the Amended and Restated 1995 Employee Stock Purchase Plan and (iii) specifying the exact name or names in which stock purchased for the employee is to be issued.

    Unless an employee files a new authorization or withdraws from the Amended and Restated 1995 Employee Stock Purchase Plan, the deductions and Purchases under the authorization the employee has on file under the Amended and Restated 1995 Employee Stock Purchase Plan will continue from one Payment Period to succeeding Payment Periods as long as the Amended and Restated 1995 Employee Stock Purchase Plan remains in effect. Deductions may not be increased or decreased during a Payment Period.

    An employee may withdraw from the Amended and Restated 1995 Employee Stock Purchase Plan, in whole but not in part, at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Corporation, in which case the Corporation will refund the entire balance of the employee's deductions not previously used to purchase stock under the Amended and Restated 1995 Employee Stock Purchase Plan.

    If an employee is not a participant in the Amended and Restated 1995 Employee Stock Purchase Plan on the last day of a Payment Period, the employee generally is not entitled to exercise his option. An employee's rights under the Amended and Restated 1995 Employee Stock Purchase Plan generally terminate upon his voluntary withdrawal from the Amended and Restated 1995 Employee Stock Purchase Plan at any time, or when he ceases employment because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason.

    An employee's rights under the Amended and Restated 1995 Employee Stock Purchase Plan are the employee's alone and may not be transferred to, assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. Any stock purchase option granted to an employee may be exercised during the employee's lifetime only by the employee.

    The proceeds received by the Corporation from the sale of Common Stock pursuant to the Amended and Restated 1995 Employee Stock Purchase Plan will be used for general corporate purposes. The Corporation's obligation to sell and deliver shares of Common Stock is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    Participating employees are generally protected against dilution in the event of a stock dividend, stock split, split up, liquidation, recapitalization, or similar transaction. The Compensation Committee or the Board of Directors may from time to time adopt amendments to the Amended and Restated 1995 Employee Stock Purchase Plan, certain of which are subject to stockholder approval, and may terminate the Amended and Restated 1995 Employee Stock Purchase Plan at any time (although such action shall not affect stock purchase options previously granted). If a stock purchase option granted under the Amended and Restated 1995 Employee Stock Purchase Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares may again be available under the Amended and Restated 1995 Employee Stock Purchase Plan. Unless terminated sooner, the Amended and Restated 1995 Employee Stock Purchase Plan will terminate at the end of the day on October 2, 2005.

FEDERAL TAX CONSIDERATIONS

    The following discussion of United States federal income tax consequences of the issuance and exercise of Options granted under the Amended and Restated 1995 Employee Stock Purchase Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of the Amended and Restated 1995 Employee Stock Purchase Plan or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be international, state, and local tax consequences that are not discussed herein.

    The following general rules are currently applicable under federal income tax law to options under the Corporation's Amended and Restated 1995 Employee Stock Purchase Plan:

    1. The amounts deducted from an employee's pay under the Amended and Restated 1995 Employee Stock Purchase Plan will be included in the employee's compensation subject to federal income tax. In general, no additional income will be recognized by the employee either at the time options are granted pursuant to the Amended and Restated 1995 Employee Stock Purchase Plan or at the time the employee purchases shares pursuant to the Amended and Restated 1995 Employee Stock Purchase Plan.

    2. If the employee disposes of shares of Common Stock more than two years after the first business day of the Payment Period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

        (a) the excess, if any, of the fair market value of the shares on the date of disposition over the amount the employee paid for the shares, or

        (b) approximately 15% of the fair market value of the shares on the first business day of the Payment Period.

    In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income).

    3. If the employee disposes of shares of Common Stock within two years after the first business day of the Payment Period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the Payment Period over the amount the employee paid for the shares.

    In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income). If the employee's holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

    4. If the employee disposes of shares purchased pursuant to the Amended and Restated 1995 Employee Stock Purchase Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, the Corporation will not be entitled to any federal tax income tax deduction with respect to the options or the shares of Common Stock issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Corporation generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the employee upon disposition of such Common Stock.

VOTES REQUIRED FOR APPROVAL

    The proposal to approve the amendment and restatement of the Amended and Restated 1995 Employee Stock Purchase Plan requires approval by an affirmative vote of the holders of a majority of the Corporation's stock present, or represented, and entitled to vote at the Annual Meeting.

    The Board of Directors recommends a vote FOR Proposal IV to approve the Corporation's Second Amended and Restated 1995 Employee Stock Purchase Plan and to increase to 750,000 the number of shares authorized for issuance thereunder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In October 1996, the Corporation entered into a development and services agreement (the "Development and Services Agreement") with Rubin Systems, Inc. ("RSI"), a provider of IT and software engineering measurement consulting. RSI is wholly-owned by Dr. Howard Rubin, a member of the Corporation's Board of Directors since January 1999 and Executive Vice President and Meta Research Fellow of the Corporation since October 2000. Under the Development and Services Agreement, RSI provided, on an exclusive basis, measurement research and analysis for use in the Corporation's PEMS service. In June 1998, the Corporation and RSI entered into an addendum to the Development and Services Agreement whereby the Corporation distributed for RSI certain published research products, primarily the WORLDWIDE BENCHMARK REPORT (a publication presenting facts and trend-line data concerning IT performance and productivity, budgets and spending, emerging technologies and business requirements compiled from a worldwide sample of IT organizations). The Corporation recognized $4.3 million, $3.4 million and $1.8 million in revenues from the sale of RSI derivative products during the years ended December 31, 2000, 1999 and 1998, respectively. In exchange for the content provided by RSI, the Corporation paid $1.0 million, $825,500 and $470,700 in royalties to RSI during the years ended December 31, 2000, 1999 and 1998, respectively. In October 2000, the Corporation completed the acquisition of substantially all of the assets of RSI for an initial payment of $750,000 in cash, $375,000 in common stock of the Corporation (36,874 shares) and the assumption of certain liabilities. In the event certain financial targets are met, contingent consideration of $4.3 million payable in cash and $2.1 million payable in stock may be paid through March 2004. In the event the aggregate number of shares of common stock issued as contingent consideration would exceed 406,610 shares, the remaining consideration will be payable in cash. The aggregate purchase price paid, or to be paid, by the Corporation for the RSI assets was determined by the Corporation's former Executive Vice President and Director, New Business Development, through arms' length negotiation approved by the Corporation's Board of Directors and calculated using several financial valuation methodologies, including a multiple of revenue methodology. As of March 31, 2001, RSI earned a contingent payment of $250,000 payable in 57,084 shares of the Corporation's common stock.

    In 2000, the Corporation received $1,035,000 from First Albany Corporation in consideration of the exclusive right to distribute the Corporation's written research and analysis to certain financial services customers of First Albany Corporation. See Note 14 of Notes to Financial Statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, for a more detailed description of this strategic alliance. As noted elsewhere in this Proxy Statement, Mr. McNamee, a director of the Corporation, is also the Chairman and Co-Chief Executive Officer of First Albany Companies, Inc., the publicly traded holding company of First Albany Corporation. Mr. McNamee does not have any direct material interest in this transaction.

    Concurrently with the adoption of the Long Term Incentive Plan in July 1998, the Corporation subscribed for up to four million dollars in limited partnership interests in the JMI Fund, a venture capital fund managed by JMI Side Associates, L.L.C. ("JMI Associates"). As of December 31, 2000, 1999 and 1998, the Corporation had invested $2.96 million, $2.15 million and $634,000, respectively, in the JMI Fund. Certain executive officers and directors of the Corporation also subscribed for limited partnership interests in the JMI Fund in July 1998. The JMI Fund will co-invest along with other funds affiliated with JMI Associates. The Corporation has agreed to use the potential returns on the Corporation's investment in the JMI Fund to fund payouts under the Long Term Plan to key management employees. Contemporaneously with the Corporation's subscription to the JMI Fund, JMI Partners, L.P., an affiliate of the JMI Fund, became a full-service client of the Corporation (the "Purchase Transaction"). In 2000, 1999 and 1998, the Corporation received $83,000, $125,000 and $125,000, respectively, from JMI Partners, L.P. in consideration of services and consulting pursuant to the Purchase Transaction. As noted elsewhere in this Proxy Statement, Mr. Gruner, a director of the Corporation, is also a general partner of JMI Partners, L.P., the general partner of JMI Equity Fund, L.P. and an affiliate of JMI Associates. Mr. Gruner does not have a direct material interest in the Purchase Transaction and does not have a direct material interest in the JMI Fund.

    As of March 1, 2001, the Corporation entered into a one-year employment agreement with John A. Piontkowski, Senior Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Corporation. Pursuant to the terms of the agreement, Mr. Piontkowski agreed to serve as the full-time Chief Financial Officer and Treasurer of the Corporation on an "at-will" basis. For such services, the agreement provides that Mr. Piontkowski would be paid a monthly salary of $15,833, a one-time signing bonus of $20,000, a monthly bonus of a maximum of $7,500 up to an aggregate maximum of $75,000, and an additional one-time bonus of up to $45,000 based upon factors to be established by the Compensation Committee of the Board of Directors.

    In 2000, the Corporation received $25,000 from T. Rowe Price
Associates, Inc. in consideration for a subscription to the Corporation's Research and Advisory Services. As noted elsewhere in this Proxy Statement, T. Rowe Price Associates, Inc. is a beneficial owner of 12.1% of the Corporation's Common Stock.

    In July 2000, the Corporation entered into a consulting agreement with M.S. Associates to provide consulting services to the Corporation. The Corporation paid to M.S. Associates a one-time payment of $58,000 as total compensation for such consulting services. Mr. Simmons, a member of the Corporation's Board of Directors, is the sole shareholder of M.S. Associates.

INDEPENDENT AUDITORS FOR 2001

    The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the year ending December 31, 2001. Deloitte & Touche LLP has served as the Corporation's auditors since 1992. It is expected that a representative of Deloitte &
Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

    The following table sets forth the fees billed to or incurred by the Corporation for professional services rendered by the Corporation's independent auditors to the Corporation in connection with the fiscal year ended
December 31, 2000:

FEE                                                            AMOUNT
---                                                           --------
Audit Fees..................................................  $280,000
Financial Information Systems Design and Implementation
  Fees......................................................        --
All Other Fees..............................................  $ 81,760

    The Corporation's Audit Committee did consider whether the provision of financial information systems design and implementation services and all other services, if any, is compatible with the principal accountant's independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2000 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons, other than Mr. John Aaron Zornes, complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2000. Mr. Zornes filed an amended Form 4 in January 2001 to correct an incomplete Form 4 filed in December 2000.

STOCKHOLDER PROPOSALS

    The Corporation's By-laws establish an advance notice procedure with regard to stockholder proposals not included in the Corporation's proxy statement. In general, proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Corporation must be received at the Corporation's principal executive offices not later than December 14, 2001 nor earlier than November 14, 2001. If a stockholder who wishes to present a proposal fails to notify the Corporation by December 14, 2001, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Corporation's By-laws, the proposal is brought before the meeting, then under the Commission's rules, the proxies solicited by management with respect to the next Annual Meeting of Stockholders will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's rules. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by certified mail, return receipt requested to META Group, Inc., 208 Harbor Drive, Stamford, Connecticut 06912-0061, Attention:
Secretary.

EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to assist in the solicitation of proxies. The Corporation will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained.

    The Board of Directors of the Corporation has approved the contents and the sending of this Proxy Statement.

                                   APPENDIX A
                                META GROUP, INC.
                            AUDIT COMMITTEE CHARTER

A.  PURPOSE AND SCOPE

    The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and
(ii) the Corporation's internal financial and accounting controls.

B.  COMPOSITION

    The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

    All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

    The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.  RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

INDEPENDENT ACCOUNTING FIRM

4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

FINANCIAL REPORTING PROCESSES

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

COMPLIANCE

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

REPORTING

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                   APPENDIX B
                                META GROUP, INC.
                  SECOND AMENDED AND RESTATED 1995 STOCK PLAN

    1. PURPOSE. The purpose of the META Group, Inc. Second Amended and Restated 1995 Stock Plan (the "Plan") is to encourage key employees of META Group, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company ("Awards"); and
(d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

    2.  ADMINISTRATION OF THE PLAN.

    A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered:
(i) to the extent required by applicable regulations under Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted;
(ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

    B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    C. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. Subject to the provisions of the first sentence of paragraph 2(A) above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2(A) above, members of the Board who either
(i) are eligible to receive grants of Stock Rights pursuant to the Plan or
(ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

    3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

    4. STOCK. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 6,375,000, subject to adjustment as provided in paragraph 13. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

    No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 500,000 of shares of Common Stock under the Plan during any one fiscal year. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

    5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after October 2, 1995 and prior to October 3, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; PROVIDED, HOWEVER, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Treasury Regulation
Section 1.162-27.

    6.  MINIMUM OPTION PRICE; ISO LIMITATIONS.

    A. PRICE FOR AWARDS AND PURCHASES. The purchase price per share of stock granted in any Award or authorized as a Purchase under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

    B. PRICE FOR NON-QUALIFIED OPTIONS. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant.

    C. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply.

    D. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

    E. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(C). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

    8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

    A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

    B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

    C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

    D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(D).

    9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety
(90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

    10.  DEATH; DISABILITY.

    A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of
(i) the specified expiration date of the ISO, or (ii) (a) in the case of ISOs granted on or prior to the date this Plan was amended and restated by approval of the stockholders of the Company, 180 days from the date of the optionee's death, or (b) in the case of ISOs granted after the date this Plan was amended and restated by approval of the stockholders of the Company, one year from the date of the optionee's death.

    B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

    11. ASSIGNABILITY. No Stock Right shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

    12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

    13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

    A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

    C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

    D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

    E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

    F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

    H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

    14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

    15. TERM AND AMENDMENT OF PLAN. This Plan was originally adopted by the Board on October 2, 1995, approved by the stockholders of the Company on October 4, 1995, and amended and restated by Board approval, subject to stockholders' approval, on March 30, 1998. The Plan shall expire at the end of the day on October 2, 2005 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of the original stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:
(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased;
(c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(C) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); (f) the expiration date of the Plan may not be extended; and
(g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

    16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

    17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

    18. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

    19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

    20. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

    21. GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

Date 1995 Stock Plan approved by the Board of Directors of the Company:
October 2, 1995
Date 1995 Stock Plan approved by the Stockholders of the Company: October 4,
1995

Date Amended and Restated 1995 Stock Plan approved by the Board of Directors of the Company: March 30, 1998
Date Amended and Restated 1995 Stock Plan approved by the Stockholders of the
Company: May 27, 1998

Date Second Amended and Restated 1995 Stock Plan approved by the Board of Directors of the Company: March 31, 2001
Date Second Amended and Restated 1995 Stock Plan approved by the Stockholders of
the Company: May   , 2001

                                   APPENDIX C
                                META GROUP, INC.
                              AMENDED AND RESTATED
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    1. PURPOSE. This non-qualified stock option plan, to be known as the Amended and Restated 1995 Non-Employee Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of META Group, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

    2. AVAILABLE SHARES. The total number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 350,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

    3. ADMINISTRATION. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

    4. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares under this Plan,

       (a) each person who first becomes a member of the Board after the effective date of an initial public offering of the Company's Common Stock and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the date such person becomes a member of the Board, without further action by the Board, an option to purchase 15,000 shares of the Common Stock, and

       (b) after the effective date of an initial public offering of the Company's Common Stock, each person who is a Non-Employee Director on each successive one-year anniversary (during the term of this Plan) of the date of such person's first election to the Board shall be automatically granted on each such date an option to purchase 7,500 shares of the Common Stock.

    The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan.

    5. OPTION PRICE. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of such grant or, if such prices or quotes discussed in this sentence are unavailable for such date, the last business day for which the prices or quotes discussed in this sentence are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

    7. (a) VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS. Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable as follows, provided that the optionee has continuously served as a member of the Board through such vesting date:

           (i) For options granted pursuant to Section 4(a) hereof:

   PERCENTAGE OF OPTION
     SHARES FOR WHICH
OPTION WILL BE EXERCISABLE                     DATE OF VESTING
--------------------------                     ---------------
          33 1/3%                 Less than one year from the date of grant

          66 2/3%                 One year from the date of grant

             100%                 Two years from the date of grant

    The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

           (ii) For options granted pursuant to Section 4(b) hereof, all such options shall vest in full on the one-year anniversary of the date of grant.

    (b) NON-TRANSFERABILITY. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

    8.  TERMINATION OF OPTION RIGHTS.

       (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

       (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

    9. EXERCISE OF OPTION. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to META Group, Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or
(c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

    10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

    (a) STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

    (b) RECAPITALIZATION ADJUSTMENTS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

    (c) ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

    (d) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

    11. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

       (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

       (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

    12. LEGEND ON CERTIFICATES. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

    13. REPRESENTATION OF OPTIONEE. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

    14. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

    15. TERMINATION AND AMENDMENT OF PLAN. Options may no longer be granted under this Plan after October 2, 2005, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; PROVIDED, HOWEVER, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10),
(b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

    16. WITHHOLDING OF INCOME TAXES. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

    17. COMPLIANCE WITH REGULATIONS. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

    18. GOVERNING LAW. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Date 1995 Non-Employee Director Stock Option Plan approved by Board of Directors of the Company: October 2, 1995
Date 1995 Non-Employee Director Stock Option Plan approved by Stockholders of the Company: October 4, 1995

Date Amended and Restated 1995 Non-Employee Director Stock Option Plan approved by Board of Directors of the Company: March 31, 2001
Date Amended and Restated 1995 Non-Employee Director Stock Option Plan approved
by Stockholders of the Company: May   , 2001

                                   APPENDIX D
                                META GROUP, INC.
         SECOND AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1--PURPOSE.

    This Second Amended and Restated 1995 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of META Group, Inc. (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE 2--ADMINISTRATION OF THE PLAN.

    The Plan may be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

    The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

    In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

    Each member of the Committee shall be a "disinterested director," I.E., except as otherwise permitted under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and paragraph (c)(2)(i) of Rule 16b-3 thereunder, no member of the Committee shall be granted, nor shall have been granted, "equity securities" (within the meaning of 17C.F.R. Section 240.16a-1(d)) pursuant to the Plan or any other plan of the Company or its "affiliates" (as defined in the Exchange Act) at any time during the period commencing with the date which is one year after date on which his service on the Committee ceases. Notwithstanding the preceding sentence, (i) the grant or award of such an equity security to a member of the Committee prior to the date of the effectiveness of the Company's initial registration statement under Section 12 of the Exchange Act shall not cause the Committee member to fail to be "disinterested," and
(ii) a member of the Committee may receive stock options under the META
Group, Inc. 1995 Non-Employee Director Stock Option Plan.

ARTICLE 3--ELIGIBLE EMPLOYEES.

    All employees of the Company or any of its participating subsidiaries whose customary employment is more than twenty (20) hours per week and for more than five (5) months in any calendar year shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day.

Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. Directors who are not employees of the Company shall not be eligible to receive options under this Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in
Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

ARTICLE 4--STOCK SUBJECT TO THE PLAN.

    The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $0.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 750,000, subject to adjustment as provided in
Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

ARTICLE 5--PAYMENT PERIOD AND STOCK OPTIONS.

    The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on January 1, 1996 and shall end on June 30, 1996. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on January 1 and July 1 and ending on December 31 and June 30 of each calendar year.

    Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, a maximum of 750 shares, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 750 shares except for the 750 share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 750 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2 and 3/4. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

    For purposes of the Plan, the term "average market price" on any date means
(i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
(ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    For purposes of the Plan, the term "business day" means a day on which there is trading on the Nasdaq Stock Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph.

    No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the
Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

ARTICLE 6--EXERCISE OF OPTION.

    Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 750 share limit of the option and the
Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

ARTICLE 7--AUTHORIZATION FOR ENTERING THE PLAN.

    An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

        A. Stating the percentage to be deducted regularly from the employee's pay;

        B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

        C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten business days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

    Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

    The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE 8--MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS.

    An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than fifteen percent (15%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

ARTICLE 9--CHANGE IN PAYROLL DEDUCTIONS.

    Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

ARTICLE 10--WITHDRAWAL FROM THE PLAN.

    An employee may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company, in which case the Company will promptly refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan.

    To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten business days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

ARTICLE 11--ISSUANCE OF STOCK.

    Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

    Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

ARTICLE 12--ADJUSTMENTS.

    Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

    A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

    B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

    Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A. and B. above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A. or B. shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

    If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the exchange of such options on an equitable basis for the consideration payable with respect to the outstanding shares of the Company's Common Stock in connection with the Acquisition, or (ii) terminate all outstanding options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the options (determined as of the date of the Acquisition) over the Option Price thereof (determined with reference only to the first business day of the applicable Payment Period).

    The Committee shall determine the adjustments to be made under this
Article 12, and its determination shall be conclusive.

ARTICLE 13--NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS.

    An employee's rights under the Plan are the employee's alone and may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. Any option granted under the Plan to an employee may be exercised, during the employee's lifetime, only by the employee.

ARTICLE 14--TERMINATION OF EMPLOYEE'S RIGHTS.

    Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

    If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs.

ARTICLE 15--TERMINATION AND AMENDMENTS TO PLAN.

    Unless terminated sooner as provided below, the Plan shall terminate on January 1, 2006. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

    The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

ARTICLE 16--LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN.

    The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

ARTICLE 17--PARTICIPATING SUBSIDIARIES.

    The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

ARTICLE 18--OPTIONEES NOT STOCKHOLDERS.

    Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

ARTICLE 19--APPLICATION OF FUNDS.

    The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE 20--NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

    By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

ARTICLE 21--WITHHOLDING OF ADDITIONAL INCOME TAXES.

    By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under
Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

ARTICLE 22--GOVERNMENTAL REGULATIONS.

    The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

ARTICLE 23--GOVERNING LAW.

    The validity and construction of the Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

ARTICLE 24--APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS OF THE COMPANY.

    The Plan was originally adopted by the Board of Directors on October 2, 1995, approved by the stockholders of the Company as of October 4, 1995, amended and restated by approval of the Board of Directors on March 31, 1999 and further amended and restated by approval of the Board of Directors on March 31, 2001 and
the stockholders of the Company on May   , 2001.

                                META GROUP, INC.

                     Proxy for Annual Meeting of Stockholders
                                  May 24, 2001

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF META GROUP, INC.

The undersigned, revoking all prior proxies, hereby appoints Dale Kutnick and John A. Piontkowski, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of META Group, Inc. (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation, to be held on Thursday, May 24, 2001, at 9:00 a.m., Connecticut time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 20, 2001, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance of the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

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

                                                        Please mark your
                                                        votes as indicated   /X/
                                                         in this example

1. To elect three (3) members to the Board of Directors as Class III directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal.


        FOR all nominees                  WITHHOLD
          listed below                    AUTHORITY
       (except as marked           to vote for all nominees
        to the contrary)                listed below

              / /                            / /


   Nominees: Michael Simmons, George McNamee, Howard A. Rubin


INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

______________________________________________________________________________

                                                        FOR    AGAINST   ABSTAIN
2.  To approve the amendment and restatement
    of the Corporation's Amended and Restated           / /      / /       / /
    1995 Stock Plan.

3.  To approve the amendment and restatement
    of the Corporation's 1995 Non-Employee              / /      / /       / /
    Director Stock Option Plan.

4.  To approve the amendment and restatement
    of the Corporation's Amended and Restated           / /      / /       / /
    1995 Employee Stock Purchase Plan.

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 THROUGH 4, AND DISCRETIONARY AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 5.

                Dated: ___________________________________________________, 2001

                ________________________________________________________________
                Signature(s) of Stockholder(s)

                ________________________________________________________________
                Please Print Name Exactly As It Appears on Books of the
                Corporation:


                (If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.)


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